EXHIBIT 23.1
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                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement on Form S-3 of DynaGen, Inc. (the "Company") of our report dated March 31, 2001, appearing in the Company's Annual Report on Form 10-KSBA for the year ended December 31, 2000, and to the reference to us under the heading "Experts" in the prospectus which is part of this Registration Statement.


                                              /s/ WOLF & COMPANY, P.C.
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                                              WOLF & COMPANY, P.C.



Boston, Massachusetts
April 30, 2001